UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 16, 2004




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                  1-3919                    37-0364250
   (State or other            (Commission                (IRS Employer
   jurisdiction of           File Number)               Identification
    incorporation)                                            No.)



       5430 LBJ Freeway, Suite 1740, Dallas, TX       75240-2697
       (Address of principal executive offices)       (Zip Code)



                                 (972) 458-0028
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 9:  Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release issued on July 16, 2004, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                          (Registrant)



                                          By:    /s/ Bert E. Downing, Jr.
                                                 -------------------------
                                                 Bert E. Downing, Jr.,
                                                 Vice President, Chief Financial
                                                 Officer, Corporate Controller
                                                 and Treasurer


Date:  July 16, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------------

99.1 Press release dated July 16, 2004 issued by Keystone Consolidated Industries, Inc.